LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 9, 2013

STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL TACTICAL ALLOCATION FUND,

DATED MAY 1, 2013

The following information supplements, and to the extent inconsistent therewith, supersedes the information contained in the fund’s Statement of Additional Information.

It is expected that all of the changes set out in this supplement will become effective as of July 31, 2013. The fund intends to comply with its new investment objective and investment policies and strategies as soon as reasonably practicable after that date.

Name change

The fund’s name will change to “Permal Alternative Core Fund.”

The following amends the disclosure under the caption “Investment Objective and Management Policies — Investment Objective and Principal Investment Strategies”:

The fund seeks total return.

The fund is a “fund of funds,” which is a term used to describe a mutual fund that pursues its investment objective by investing primarily in other investment companies (underlying funds).

In seeking to meet its investment objective, the fund allocates assets in accordance with decisions made by Permal Asset Management Inc., one of the fund’s subadvisers (“Permal” or the “subadviser”). The fund will seek to achieve its objective by allocating assets and primarily investing in mutual funds, closed-end funds, exchange-traded funds (ETFs) and indexed or other performance-related instruments, including exchange-traded notes (ETNs), as identified by Permal. Some of the underlying funds may not be registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”) and/or may not register their securities under the Securities Act of 1933, as amended (the “1933 Act”), and are commonly known as “hedge funds.” The fund may change the underlying funds — whether affiliated or unaffiliated — from time to time without notice to shareholders.

The fund may invest in underlying funds that employ any investment strategy or technique and may invest in any region or country. The fund also may invest directly in equity securities, fixed income securities, derivatives and hedge fund strategies. The composition of the fund’s investment portfolio will vary over time based on Permal’s overall asset allocation decisions and top-down and bottom-up implementation. The fund will remain flexible in its use of investment strategies and techniques and can seek both long and short exposure through passive and actively managed vehicles.

The fund typically will invest, directly or through underlying funds and ETNs, approximately

•	50% to 100% of its total assets in alternative investments, including commodities, real estate assets, infrastructure assets, foreign currencies and hedge fund strategies

•	0% to 50% of its total assets in equity-related investments

•	0% to 50% of its total assets in fixed income-related investments

•	0% to 40% in cash and cash equivalents

The fund may invest in hedge fund strategies directly and through underlying funds, including both hedge funds and registered investment companies that employ hedge fund strategies. Hedge fund strategies may seek both long and short exposures to equities, fixed income, structured credit, currencies, commodities, real estate assets, infrastructure assets and other real assets. The fund will typically invest in multiple discrete styles of hedge fund investing, including, but not limited to, macro strategies (including discretionary and systematic macro), managed futures, equity long-short, fixed income long-short, distressed debt and event-driven. The fund may also employ various security, currency or commodity hedging strategies.

The fund may not invest more than 10% of its total assets in any one investment considered by Permal to be an alternative investment. For purposes of this restriction, all investments in hedge funds will be considered alternative investments.

Permal seeks to allocate fund assets among underlying funds that, in its view, represent attractive investment opportunities that will assist the fund in achieving its investment objective. However, Permal will consider periodically rebalancing the fund’s portfolio to maintain what it considers to be an appropriate mix of asset classes, given its prevailing market views. There is no guarantee that any given underlying fund will accept additional investments from the fund at the time the fund wishes to make such an additional investment or at any time thereafter. Furthermore, any underlying fund may return the fund’s investment in whole or in part without the fund’s consent (as a result of the underlying fund’s liquidation or other compulsory redemption).

Permal anticipates that the number and identity of underlying funds and other investments will vary over time as a result of allocations and reallocations among new and existing underlying funds and the performance of each underlying fund as compared to the performance of other fund assets. In addition, to avoid potential adverse regulatory consequences, the fund may need to hold its interest in an underlying fund in non-voting form or limit its voting rights to a certain percentage. Except for ETFs and other underlying funds that it has acquired in reliance on an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund generally does not intend to own 5% or more of the voting securities of any underlying unaffiliated fund. Such a limitation on voting rights is intended to prevent an underlying unaffiliated fund from becoming an “affiliated person” of the fund for purposes of the 1940 Act. If the fund becomes an affiliated person of an underlying fund through ownership of its voting securities or otherwise, the 1940 Act may limit the ability of the fund to transact with the underlying fund or its affiliates.

The fund may seek to gain exposure to certain asset classes, such as ETFs that invest primarily in commodities or master limited partnerships (“MLPs”), through investments in its wholly-owned subsidiary, Alternative Core Fund Ltd., a Cayman Islands exempted company. The subsidiary may invest without limit in these investments. The subsidiary has the same investment manager and subadvisers as the fund. The fund may invest up to 25% of its assets in the subsidiary.

The following amends the disclosure under the caption “Investment Practices and Risk Factors”:

The fund may, directly or through the underlying funds, employ a broad variety of hedge fund strategies, including but not limited to those set forth below. References to “underlying funds” should be read to include the fund when it is employing these strategies directly.

Global fixed income strategies. Such strategies may include fundamental long-short credit, capital structure arbitrage, high yield debt and non-U.S. debt.

Fundamental Long-Short Credit: This strategy involves performing intensive bottom up credit research on an issuer’s industry and company-specific fundamental drivers, its financial condition, sources of liquidity and additional funding, access to capital markets, potential ratings changes by credit agencies, covenant protection with respect to corporate debt securities, asset coverage, seniority in the capital structure, interest coverage and maturity of debt, among other fundamental factors that are important to assess an issuer’s creditworthiness. Based on this analysis, assessment of supply and demand and technical factors of corporate debt securities traded in the market, underlying funds may decide to take a directional position, either long or short, in a company’s debt security. These funds typically identify specific catalysts in order to exploit these situations (e.g., exchange offers, workouts, financial reorganizations or other special credit event-related situations). Typically, these funds run net long-biased books, but can hedge the interest rate or credit risk exposure embedded in the portfolios when deemed appropriate.

Capital Structure Arbitrage: The portfolio managers of these underlying funds perform the same intensive bottom up credit research on an issuer described above under “Fundamental Long-Short Credit.” Based on this analysis, the portfolio managers look for inefficiencies in the relative pricing of securities within the same capital structure and may take a long position in a debt security, typically senior in the capital structure (e.g., bank debt or senior bond) and a parallel short position in another security, typically a subordinated bond, convertible bond, preferred stock or common stock.

High Yield Debt: The high yield debt strategy involves investing predominantly in the debt of financially troubled, or stressed, companies. These companies are generally experiencing financial difficulties that have either led to a default on their indebtedness or increased the likelihood of default. A default may be related to missing a payment of interest or principal when due (“payment default”), which is generally considered a major default, or more minor events of default, such as breaking a financial ratio (e.g., if the debt instrument requires a 2:1 cash flow to debt payment ratio, having a ratio of less than 2:1). These more minor events of default may be waived by the creditor (generally the trustee of the bond issuance), but evidence an increased likelihood that the issuer will not be able to pay the indebtedness when due. The portfolio managers of high yield debt underlying funds will generally consider, among other factors, the price of the security, the prospects of the company, the company’s history, management and current conditions when making investment decisions.

High yield debt portfolio managers may deal in and with restricted or marketable securities and a significant portion of a high yield debt fund’s portfolio may be invested in restricted securities that may not be registered under the 1933 Act and for which a market may not be readily available (i.e., not freely traded). Investments may involve both U.S. and non-U.S. entities and may utilize leverage.

Non-U.S. Debt: Non-U.S. debt investing involves purchasing debt securities, including bonds, notes and debentures issued predominantly by non-U.S. corporations; debt securities issued predominantly by non-U.S. governments; or debt securities guaranteed by non-U.S. governments or any agencies thereof. The strategy will generally consist of underlying funds investing in non-U.S. fixed income portfolios and/or emerging markets debt securities. Given the markets in which they invest, a significant portion of the portfolio of non-U.S. debt underlying funds may be invested in restricted securities that may not be registered and for which a market may not be readily available, and, therefore, a significant portion of the underlying fund may not be freely traded. Further, an investment in bonds issued by foreign governments or corporations may carry, among other things, significant geopolitical risks, legal risks, currency risks (e.g., significant devaluations) and liquidity risks (e.g., lack of developed trading markets).

Given liquidity issues, currency risk, credit risk, interest rate risk and geopolitical risks, non-U.S. debt underlying funds may experience significantly more volatility and risk than traditional fixed income funds. To mitigate some of this risk, non-U.S. debt underlying funds may use certain hedging tools, such as “shorting” securities in other portions of the capital structure (e.g., being “long” the non-U.S. debt position and “short” the issuer’s common stock) or buying protection for a decline in the native currency or the U.S. dollar in order to mitigate the risk associated with an investment in a particular non-U.S. debt security. There can be no assurance that any such hedging techniques will be successful or that the hedging employed by the underlying funds will not have the negative effect of lowering overall returns, or creating losses, in the underlying fund.

Corporate event-driven strategies. Event-driven strategies can include risk arbitrage, special situations, activist, distressed/stressed debt and equity securities and private placements. Underlying funds employing such strategies maintain positions in companies currently or potentially involved in a wide variety of corporate transactions. Event-driven exposure can include a combination of equity markets, credit markets and idiosyncratic, company-specific developments. The outcome of the investment is predicated on an event or catalyst.

Risk arbitrage. Risk arbitrage, sometimes called merger arbitrage, involves investment in event-driven situations such as leveraged buy-outs, mergers and hostile takeovers. Normally, the security of an acquisition target appreciates while the acquiring company’s securities decrease in value. Returns may be obtained through use of this strategy by purchasing securities of the acquired company and in some instances selling short securities of the acquiring company. Certain underlying funds may use equity options as an alternative to the outright purchase or sale of common stock. Most merger arbitrage underlying funds seek to hedge against market risk by utilizing derivative strategies, such as purchasing put options or put option spreads.

Special situations. Involves investing in securities of issuers that are engaged in, or expected to experience, certain special events such as restructurings, spin-offs, liquidations, privatizations, stock buybacks, bond rating changes from credit agencies, and earnings surprises, all with the intention of profiting from the outcome of such events.

Activist strategies. Relies on the ability to use a significant economic stake in the instruments of a company to influence management and corporate decisions in such a way as to increase the value of the holdings (e.g., seeking management changes, selling business units, securing special dividends and influencing financial restructurings). Underlying funds using activist strategies may attempt to obtain representation on a company’s board of directors to impact the firm’s policies or strategic direction. They can employ an investment process primarily focused on opportunities in equity and equity-related instruments of companies that are currently or prospectively engaged in a corporate transaction or other catalyst-oriented situation. Activist strategies are distinguished from other event-driven strategies in that, over a given market cycle, activist strategies would expect to have greater than 50% of the portfolio in activist positions.

Distressed/Stressed debt and equity securities. This strategy focuses on investing in debt or equity securities of companies that are either experiencing financial distress or whose credit quality is poor but expected to improve. Other distressed/stressed security situations include companies that are either experiencing a liquidity crisis, defaulting on their debt obligations or filing for Chapter 11 bankruptcy protection. Investments using this strategy are typically made in anticipation of a strengthening of the company’s credit, a corporate event (e.g., a recapitalization, reorganization, liquidation or repayment) or refinancing, and may be made in securities such as bank debt, bonds or trade or vendor claims, as well as other contractual and legal obligations, such as defaulted swap claims or judgments. Certain underlying funds may also invest in post-bankruptcy equity, typically received as part of a restructuring of defaulted debt into common stock. Additionally, portfolio managers of such underlying funds may often choose to participate by taking an active role in a company’s creditor and/or equity holder committees. By investing in the above-mentioned distressed or stressed securities, these funds seek to obtain profits based upon the perceived material difference between the market value and intrinsic value of these securities, which is calculated based upon an analysis of the relevant assets and liabilities along with a company’s future projected cash flows.

Private placements. An underlying fund may invest in privately placed securities, such as structured discount convertible securities. Normally, such securities are privately offered to an underlying fund by a company in need of timely financing. Portfolio managers generally will hedge with purchases of registered common stock until the registration becomes effective and then liquidate the position gradually.

Long-equity strategies: Involve the purchase of equity and equity-linked instruments in global markets. An equity strategy may focus on a particular capitalization range (e.g., small cap vs. large cap) or a particular industry sector (e.g., healthcare, technology or consumer products), may employ a specific investment style (e.g., value vs. growth) or may pursue a broad mandate, investing in securities without specific regard for their issuers’ capitalization, sector or geography. Some equity strategies may use dynamic equity strategies to create long-biased holdings in potentially favorable positions, sectors or countries. In addition to long equity investments, dynamic equity strategies generally hedge long positions and employ additional instruments, such as bonds, options, preferred securities and convertible securities.

An underlying fund pursuing an equity strategy typically seeks to capitalize on discrepancies between its adviser’s evaluation of the intrinsic value of an equity security and assessment of the forward-looking prospects of the issuer of such security, on the one hand, and the consensus view reflected in the market price of such security, on the other hand. Some underlying funds pursuing this strategy also may seek to extract value by being more trading-oriented or catalyst-driven.

Equity long/short. Equity long/short strategies may employ strategies similar to long-equity strategies, but combine long positions with short sales. Equity long/short strategies are among the non-traditional absolute return strategies pursued by hedge funds. A distinguishing feature of absolute return strategies is their focus on absolute performance objectives as compared to measuring performance on a relative basis. Absolute return strategies seek to generate returns that are uncorrelated with traditional performance benchmarks and seek to achieve positive returns even in declining market conditions.

Opportunistic equity. Opportunistic equity investments comprise underlying funds that predominantly invest in equity securities in all global markets, including U.S. domestic markets. Portfolio managers of these underlying funds will opportunistically allocate capital to those markets around the world which present the best opportunities for profit based on either the portfolio managers’ fundamental company valuation analysis or perceived macroeconomic shifts.

Short sales. The fund may invest in underlying funds that employ short selling. A short sale involves the sale of a security that an underlying fund does not own with the expectation of purchasing the same security at a later date at a lower price. Portfolio managers employing this strategy sell short the stock of companies whose fundamentals, liability profile or growth prospects do not support current public market valuations. Short selling relies on, among other things, fundamental analysis, in-depth knowledge of accounting, an understanding of public market pricing and/or industry research.

Global macro strategies: Seek to profit from changes in global financial markets and take positions to take advantage of changes in interest rates, exchange rates, liquidity and other macroeconomic factors. Investments may be either long or short in securities, derivative contracts or options, and may be in equities, fixed income markets, currencies or commodities. This category is composed of three major management strategies: discretionary strategies, systematic strategies and natural resources strategies.

Discretionary strategies: An underlying fund may use discretionary global macro strategies to seek to profit by capturing market moves throughout a broad universe of investment opportunities. These opportunities include financial markets, such as global equity, currency, and fixed income markets, as well as non-financial markets, such as the energy, agricultural, and metals markets. An underlying fund may utilize a combination of fundamental market research and information in conjunction with quantitative modeling to identify opportunities that exist within the markets. While the markets they invest in may be diverse, underlying funds using these strategies may hold more concentrated positions in a limited number of markets at any one time. Positions may be long and short in different markets, and an underlying fund may employ leverage.

Systematic strategies: An underlying fund uses systematic global macro strategies and employs proprietary or other models to identify opportunities that exist within a diverse group of financial and non-financial markets and establish positions based on the models. While subjective investment decisions are made, such decisions are the result of a heavier reliance upon models than is the case with discretionary strategies and the vast majority of trading decisions are executed without discretion. An underlying fund employing systematic strategies tends to hold positions in several markets at the same time, may be both long and short, and tends to use leverage when establishing positions.

“Natural resources trading” strategies: An underlying fund may engage in commodity trading strategies to generally invest on a global basis in a portfolio of securities, commodities and derivative instruments, which include but are not limited to energy, chemicals, agriculture, food, precious metals, industrial materials (and their related support industries, including oil service, mining equipment, forest products, building/construction materials, ferrous and non-ferrous metals, petrochemicals, and plastics) and related industries and manufacturing (e.g., homebuilding, automobile manufacturing and auto parts, shipbuilding, and construction and construction engineering). Natural resources trading includes commodities and futures, forward, option and swap contracts in agricultural, metals and energy items among other commodities, while equity investments include securities of companies that produce, process, convert, transport and service such commodities.

In pursuit of macro strategies, the fund may also invest in underlying funds employing the following strategies:

“Momentum investing” or “trend-following” strategies: An underlying fund may engage in “momentum investing” or “trend-following” to attempt to take advantage of the observable tendency of the markets to trend and to tend to make exaggerated movements in both upward and downward directions. These exaggerated movements can be thought of as resulting from the influence of crowd psychology, or the herd instinct, among market participants. An underlying fund may use this strategy to primarily trade liquid futures, options and forward contracts though it may take positions in cash, equity securities, investment companies and derivative securities. An underlying fund may use leverage when establishing positions and hold positions in several markets at the same time.

Other quantitative strategies: An underlying fund may engage in other quantitative strategies to seek to profit from discrepancies in the valuations of instruments and asset classes caused by differences in macroeconomic fundamentals and technical factors, both across and within countries using a combination of fundamental, technical, macroeconomic data and linear and nonlinear forecasting models. An underlying fund may invest primarily in broad-based equity and fixed-income index futures and options, currency futures and options, commodity futures and options and swaps, and may also invest in stocks, bonds, currencies, commodities and other instruments, in an opportunistic model-driven fashion.

Relative value strategies: Include volatility arbitrage and fixed income hedge strategies.

Volatility arbitrage: Trades volatility as an asset class. Exposures may be long, short, or neutral to the direction of implied volatility. Volatility arbitrage strategies may be either directional or relative value in nature — specifically, directional volatility arbitrage strategies seek to express a view on the likely trend of implied volatility across various asset classes including equities, foreign exchange, interest rates and commodities, whereas relative value volatility arbitrage strategies seek to exploit mispricings between multiple options or instruments containing implied volatility. Volatility arbitrage managers typically invest in options and variance swaps.

Fixed income hedge. Fixed income hedge underlying funds invest long and short primarily in corporate debt instruments across the capital structure of companies, based on fundamental credit analysis. These portfolios have flexible mandates allowing them to invest in a large variety of corporate debt securities, enter short positions, employ leverage, run concentrated portfolios and hedge credit and interest rate risk in their books.

Instruments traded by fixed income hedge funds include bank debt, bonds, convertible bonds, preferred stock, convertible preferred stock and private placements, as well as common stock. Although fixed income hedge portfolio managers invest a portion of their portfolios in investment grade debt, they typically focus on high yield, lower-rated corporate debt and distressed debt.

Fixed income arbitrage. Attempts to capture mispricing within and across global fixed income markets and associated derivatives. Value may be added by taking advantage of advantageous tax provisions, yield curve anomalies, volatility differences and arbitraging bond futures versus the underlying bonds (basis trading). Typically, a large amount of leverage is used to enhance returns.

Convertible arbitrage. Seeks to profit from the mispricing of the embedded option in a convertible bond. Frequently, this strategy is characterized by a long, convertible position and corresponding short position in the underlying stock. Convertible arbitrage may use low or high levels of leverage depending upon the specific securities held by the underlying fund.

Managed futures strategies seek to generate positive total returns in rising or falling markets that are not directly correlated to broad market equity or fixed income returns. Managed futures strategies invest in a wide variety of futures contracts and futures-related instruments across different asset classes, including commodities, currencies, fixed income and equities. Managed futures strategies can take long or short positions in any of these instruments and seek to benefit if the price of the underlying instrument rises or falls.

Master Limited Partnerships. The fund may invest, both directly and through the underlying funds, in MLPs, which are limited partnerships or limited liability companies usually taxable as partnerships. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The value of an investment in an MLP may be directly affected by the prices of natural resources commodity prices. The volatility and interrelationships of commodity prices can also indirectly affect certain MLPs due to the potential impact on the volume of commodities transported, processed, stored or distributed. The fund’s investment in an MLP may be adversely affected by market perceptions that the performance and distributions or dividends of MLPs are directly tied to commodity prices. In addition, MLPs are generally considered interest-rate sensitive investments, and during periods of interest rate volatility, may not provide attractive returns.

MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of up to 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent a limited partnership interest in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

The fund may not invest more than 25% of the value of its total assets in the securities of MLPs that are treated for U.S. federal income tax purposes as QPTPs (the “25% Limitation”). A QPTP means a partnership (i) whose interests are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (ii) that derives at least 90% of its annual income from (a) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies, (b) real property rents, (c) gain from the sale or other disposition of real property, (d) the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels, and (e) in the case of a partnership a principal activity of which is the buying and selling of commodities, income and gains from commodities or futures, forwards, and options with respect to commodities; and (iii) that derives less than 90% of its annual income from the items listed in (a) above. The 25% Limitation generally does not apply to publicly traded partnerships that are not energy- or commodity-focused, such as, for instance, asset management-related partnerships.

The cash distributed to the fund from the MLPs is anticipated to exceed the MLPs’ taxable income in some years. As the fund’s minimum distribution requirements are based upon taxable income, the fund may not distribute to shareholders all or any of the cash received from MLP investments. To the extent that distributions exceed the fund’s earnings and profits, the excess will be tax-free for federal income tax purposes to the extent of your tax basis in your shares, which basis will be reduced; that reduction will increase the amount of gain (or decrease the amount of loss) you will recognize on a subsequent redemption of your shares. If you have no remaining tax basis to offset, you must report the excess as capital gain, long-term capital gain if you have held the shares for more than one year.

The fund’s investment in MLPs presents unusual challenges in qualifying each year as a “regulated investment company” (a “RIC”) under the Internal Revenue Code, a designation that allows the fund to avoid paying taxes at regular corporate rates on its income. If for any taxable year the fund fails to qualify as a RIC, the fund’s taxable income will be subject to federal income tax at regular corporate rates. The resulting increase to the fund’s expenses will reduce its performance and its income available for distribution to shareholders.

Reinsurance Companies with Hedge Fund Strategies. The fund may invest in reinsurance companies that combine reinsurance underwriting with hedge fund strategies. Such companies engage hedge fund managers to invest their surplus capital in order to obtain higher returns than may be obtained from a portfolio of fixed income investments. The fund may invest in both publicly traded and privately offered reinsurance companies. These issuers will be considered to be alternative investments and subject to the limit of 10% in any one issuer. Investments in these issuers are subject to the risks of investments in insurance companies generally, such as the risk of significant fluctuations in value due to changes in interest rates, catastrophic events causing insurance losses, price and marketing competition, the imposition of premium rate caps, or other changes in government regulation or tax law, among other factors, as well as the risks of investments in hedge funds, which involve greater risks than the strategies used by typical mutual funds, including increased use of short sales, leverage and derivative transactions and hedging strategies.

Business Development Companies. Consistent with its investment objectives and policies and subject to the limitations of the 1940 Act, the fund may invest in business development companies (“BDCs”). BDCs are a type of closed-end investment company regulated by the 1940 Act and typically invest in and lend to small- and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as healthcare, chemical and manufacturing, technology and service companies. BDCs must invest at least 70% of the value of their total assets in certain asset types, which are typically the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs, which are required to distribute substantially all of their income to investors in order to not be subject to entity-level taxation, often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees.

Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which the fund invests to liquidate its portfolio quickly, it may realize a loss on its investment. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective, and the ability of the BDC’s management to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their net asset value. Like an investment in other investment companies, the fund will indirectly bear its proportionate share of any management fees and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Please retain this supplement for future reference.

PRML015641

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